Exhibit 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Fervo Energy Company (the “Company”) on Form 10-Q for the three months ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tim Latimer, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

FERVO ENERGY COMPANY

By:	/s/ Tim Latimer
Name:	Tim Latimer
Title:	Chief Executive Officer (Principal Executive Officer)
Date: August 13, 2026

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